Exhibit 99.1

Selectica Receives Nasdaq Letter of Reprimand

SAN JOSE, Calif., October 5, 2009 — Selectica, Inc. (Nasdaq:SLTC), a leading provider of enterprise contract lifecycle management and sales configuration solutions, today announced that it received a letter of reprimand from the Listing Qualifications Staff of the NASDAQ Stock Market for non-compliance with the independent audit, nominating and compensation committee requirements set forth in NASDAQ Listing Rule 5605 and failure to notify Nasdaq of non-compliance with the listing rules, as required by Listing Rule 5625. The Staff notified the company that it has completed its review and deemed it appropriate to close the matter, based in part upon the prompt corrective actions taken by the company after discovering the compliance issues.

On July 9, 2009 Selectica announced in its Form 10-K that in early 2009, Selectica’s Board of Directors reviewed its governance policies and practices, including the roles and compensation of Mr. Thanos and Ms. Zawatski. The Board concluded that their responsibilities as Co-Chairs of the Board had evolved to the point that collectively they were acting in the capacity of Chief Executive Officer, and were no longer independent directors within the meaning of applicable rules of The Nasdaq Global Market. As a result, Mr. Thanos and Ms. Zawatski immediately resigned from the audit, compensation and nominating committees of the Board.

The Listing Qualifications Department determined that the failures did not appear to have been deliberate and that there is no pattern of non-compliance. The Listing Qualifications Department concluded that the Company inadvertently violated the Marketplace Rules.

About Selectica, Inc.

Selectica (NASDAQ:SLTC) provides Global 2000 companies with solutions that automate complex contract management and sales configuration processes. Selectica's enterprise solutions streamline critical business functions including sales, procurement, and corporate governance, and enable companies to eliminate risk, increase revenue, and cut costs. Selectica customers represent leaders in manufacturing, technology, retail, healthcare, and telecommunications, including Bell Canada, Cisco, Covad Communications, Fujitsu, Hitachi, International Paper, ManTech, Levi Strauss & Co., Qwest Communications, and Rockwell Automation. For more information, visit www.selectica.com.

Forward Looking Statements

Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to the on-going global recession; fluctuations in demand for Selectica’s products and services; government policies and regulations, including, but not limited to those affecting the Company’s industry; and risks related to the Company’s past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company’s most recent Form 10-K, and other reports filed by the Company with the Securities and Exchange Commission.

Contact:

Investor Contact: Scott Wilson, (415) 785-7945, ir@selectica.com

Media Contact: Allen Pogorzelski, (408) 545-2531, pr@selectica.com